UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  April 14, 2008

(Date of earliest event reported)

AFFYMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 14, 2008, Affymetrix, Inc. issued a press release announcing preliminary financial results for its fiscal first quarter ended March 31, 2008 and updating its guidance for fiscal year 2008.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

99.1         Press Release dated April 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Dated: April 15, 2008	By:	/s/ John C. Batty
John C. Batty
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1         Press Release dated April 14, 2008